UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.      )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
RYDEX VARIABLE TRUST
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RYDEX VARIABLE TRUST

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100

To the owners of variable annuity contracts and variable life insurance policies entitled to provide voting instructions:

A special meeting of shareholders of the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund (each, a “Fund” and collectively, the “Funds”), each a separate series of Rydex Variable Trust (the “Trust”), will be held on February 21, 2017 at 1:00 p.m. Central Time, at the offices of Guggenheim Investments located at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (and any postponements or adjournments thereof) (the “Meeting”). Although the separate accounts of certain insurance companies are the only shareholders of record of the Funds, you are receiving this letter and the enclosed Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a “Contract”) issued by an insurance company that offers one or more of the Funds as an underlying investment option (each, a “Participating Insurance Company”) and have allocated a portion of your contract value to one or more of the Funds (each, a “Contract Owner”). For ease of reference, Contract Owners are also referred to as “shareholders” of the Funds.

The Participating Insurance Companies will vote the shares attributable to each Fund at the Meeting in accordance with the voting instructions received from Contract Owners. As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund(s) attributable to your Contract should be voted as though you are a direct shareholder of the Fund(s). You are being asked to provide your voting instructions to the Participating Insurance Company that issued your Contract on a proposal to liquidate the Funds pursuant to a Plan of Liquidation (as defined below) (the “Liquidation Proposal”), as described below and in the enclosed proxy materials. More information about the Plan of Liquidation, and a voting instruction card, is available in the enclosed proxy materials. The Trust anticipates that the Participating Insurance Companies will accept voting instructions until on or about the close of business on February 20, 2017.

At a meeting held on November 17, 2016, the Board of Trustees (the “Board”) of the Trust considered and approved a proposal to liquidate the Funds pursuant to a plan of liquidation (the “Plan of Liquidation”), subject to approval by shareholders of the Funds. The Board recommends that the shareholders of each Fund vote “FOR” the Plan of Liquidation.

If the Plan of Liquidation is approved by shareholders, each Fund would cease its business as an investment company, and all of the Fund’s portfolio securities and other assets would be converted into cash, cash equivalents or other liquid assets consistent with the terms of the Plan of Liquidation. In accordance with the Plan of Liquidation, each Fund would also pay all of its known and reasonably ascertainable debts, make a liquidating distribution ratably according to the number of shares held by each shareholder as of the close of business on the Liquidation Date (as defined below) and otherwise wind-up its operations. If the Plan of Liquidation is approved, each Fund is expected to be liquidated on or about February 24, 2017 (the “Liquidation Date”).

As described in more detail in the enclosed proxy materials, you may transfer your contract value allocated to the applicable Fund or Funds in advance of the Liquidation Date to any of the other investment options available under your Contract in accordance with the terms of your Contract. If you do not transfer the contract value allocated to the Fund(s) attributable to your Contract to another investment option available under your Contract by the Liquidation Date, or if you do not provide transfer instructions to the Participating Insurance Company that issued your Contract prior to the Liquidation Date, the Trust has been informed that the Participating Insurance Company will transfer the liquidation proceeds related to your contract value allocated to the applicable Funds to a default investment option selected by the Participating Insurance Company, as identified in the discussion under “The Liquidation Proposal” of the enclosed Proxy Statement. The transfer of your contract value allocated to the Fund(s) will not affect the value of your Contract.

The liquidation and transfer of contract values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Contract Owners, subject to the continued compliance through the Liquidation Date or transfer of contract values of both the Funds and the Participating Insurance Companies with the applicable U.S. federal income tax rules governing such arrangements.

You can vote in one of four ways:

•	By mailing the enclosed voting instruction card – be sure to sign, date and return it in the enclosed postage-paid envelope;

•	On the Internet through the website listed in the proxy voting instructions;

•	By telephone using the toll-free number listed in the proxy voting instructions; or

•	In person at the Meeting.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your voting instruction card. Your vote is important. We ask that you take the time to carefully consider and vote on the Liquidation Proposal. Please read the enclosed information carefully before voting. If you have any questions, please call the information line for AST Fund Solutions, LLC, the Fund’s proxy solicitor, at 1-800-967-4614.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President, Chief Executive Officer and Trustee of the Trust

IMPORTANT NEWS FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the enclosed Proxy Statement. For that reason, the information is qualified in its entirety by reference to the enclosed Proxy Statement.

QUESTIONS AND ANSWERS

General

Q.    Why am I receiving these proxy materials?

A.
You are receiving these proxy materials — a booklet that includes the Proxy Statement and your voting instruction card — because you are among those who own a variable annuity contract or a variable life insurance policy (each, a “Contract”) issued by the insurance companies that offer the Global Diversified Equity Fund, Growth and Income Fund and/or Global Growth Fund (each, a “Fund” and collectively, the “Funds”) as underlying investment options (the “Participating Insurance Companies”) and have allocated a portion of your contract value to one or more of the Funds (each, a “Contract Owner”). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract as to how shares of the Fund or Funds attributable to your Contract should be voted at a special meeting of shareholders of the Funds scheduled to be held on February 21, 2017 (and any postponements or adjournments thereof) (the “Meeting”). You are being asked to approve a plan of liquidation (the “Plan of Liquidation”) to liquidate the Funds (the “Liquidation Proposal”), as described below and in the enclosed Proxy Statement.

The Participating Insurance Companies will furnish this Proxy Statement to the Contract Owners participating in their separate accounts that have allocated a portion of their contract values to one or more of the Funds (i.e., Contract Owners that indirectly own shares of the Funds to be voted at the Meeting), and will solicit voting instructions from those Contract Owners. For ease of reference, throughout this Questions and Answers section, Contract Owners are also referred to as “shareholders” of the Funds and a voting instruction is referred to as a “vote.”

Q.	Why am I being asked to vote?

A.
You are, or were, as of November 30, 2016 (the “Record Date”), a shareholder of one or more of the Funds. The Board of Trustees (the “Board”) of the Trust has approved the Plan of Liquidation (and other related matters), which is subject to approval by shareholders of each Fund. The Board recommends that you vote “FOR” the Liquidation Proposal.

The Plan of Liquidation

Q.    Why is the Board recommending approval of the Plan of Liquidation?

A.
As described in the enclosed Proxy Statement, the Board determined that approval of the Plan of Liquidation was in the best interests of shareholders based on a number of factors deemed by the Board to be appropriate, including each Fund’s (i) current and historical asset size; (ii) current and historical investment performance; and (iii) distribution and growth prospects. The Board also considered the investment adviser’s recommendation that the Board approve the liquidation of the

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Funds. After careful consideration of these and other factors, the Board unanimously recommends that you vote “FOR” the Liquidation Proposal. Please see the section entitled “Reasons for the Proposed Liquidation” for a more detailed summary of the Board’s considerations in making its recommendation.

Q.	What are the tax implications and potential costs associated with the Plan of Liquidation?

A.
The liquidation and transfer of contract values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Contract Owners, subject to the continued compliance through the Liquidation Date or transfer of contract values of both the Funds and the Participating Insurance Companies with the applicable U.S. federal income tax rules governing such arrangements.

The investment adviser will bear the costs of the legal and accounting expenses associated with the proposed liquidation as well as the proxy solicitation costs, which are estimated to be approximately $9,190. Each Fund will bear the explicit transaction costs associated with the sale or disposition of portfolio holdings of the Fund in connection with the proposed liquidation, which are expected to be immaterial, and the implicit transaction costs built into the price of bonds and other instruments. The investment adviser will seek to limit these transaction costs, but they will impact the value of your investment.

Voting

Q.	Who is asking for my vote?

A.	Your vote is being solicited by the Trust for use at the Meeting for the purposes stated in the enclosed Notice of Special Meeting of Shareholders.

Q.	What vote is required to approve the Liquidation Proposal?

A.	The Plan of Liquidation must be approved by vote of a majority of the shares of each Fund entitled to vote.

Q.	Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the Liquidation Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Trust. Additionally, your immediate response on the enclosed voting instruction card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.
You should vote because every vote is important. As described in the proxy materials, the Participating Insurance Companies use proportional voting. As a result, if a large number of Contract Owners fail to provide voting instructions, a small number of Contract Owners may determine the outcome of the vote.

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Q.	How will my vote be counted?

A.
As a shareholder at the close of business on the Record Date, for each Fund attributable to your Contract, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of each Fund attributable to your Contract should be voted as though you are a direct shareholder of the Fund. As noted above, if no voting instructions are received, the Participating Insurance Company that issued your Contract will vote the shares attributable to your Contract in proportion to those shares for which voting instructions are received.

Q.	How do I place my vote?

A.
You may place your vote by mail with the enclosed voting instruction card, on the Internet through the website listed in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your voting instruction card. Please follow the enclosed instructions to use any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call AST Fund Solutions, LLC’s information line at 1-800-967-4614.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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RYDEX VARIABLE TRUST

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 21, 2017

Notice is hereby given that a special meeting of shareholders of the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund (each, a “Fund” and collectively, the “Funds”), each a separate series of Rydex Variable Trust (the “Trust”),will be held on February 21, 2017 at 1:00 p.m. Central Time, at the offices of Guggenheim Investments located at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (and any postponements or adjournments thereof) (the “Meeting”), for the following purposes:

1.	To Approve a Plan of Liquidation with Regard to the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund

2.	To Transact Such Other Business as May Properly Come Before the Meeting

You are receiving this Notice and the enclosed Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a “Contract”) issued by the insurance companies that offer the Funds as underlying investment options (the “Participating Insurance Companies”) and have allocated a portion of your contract value to one or more of the Funds (each, a “Contract Owner”). Contract Owners who have selected one or more of the Funds for investment through a Contract have a beneficial interest in those Funds, but do not invest directly in or hold shares of the Funds. As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund or Funds attributable to your Contract should be voted at the Meeting as though you are a direct shareholder of those Funds. For ease of reference, throughout this Notice, Contract Owners are also referred to as “shareholders” of the Funds. As a shareholder as of the close of business on November 30, 2016 (the “Record Date”), you are entitled to notice of, and to vote at, the Meeting.

We call your attention to the accompanying Proxy Statement. We request that you complete, date, and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Your voting instruction card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting. The enclosed proxy materials will be available online at .http://www.proxyonline.com/docs/clsfunds.pdf.

By Order of the Board of Trustees,

/s/ Amy J. Lee
Amy J. Lee
Secretary

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YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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RYDEX VARIABLE TRUST

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100

PROXY STATEMENT FOR SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2017

This proxy statement (the “Proxy Statement”) and enclosed notice and voting instruction card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”). The proxies are being solicited for use at a special meeting of shareholders of the Trust to be held on February 21, 2017 at 1:00 p.m. Central Time, at the offices of Guggenheim Investments located at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (and any postponements or adjournments thereof) (the “Meeting”). The Board has called the Meeting and is soliciting proxies from shareholders of the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund (each, a “Fund” and collectively, the “Funds”), separate series of the Trust, with respect to the following proposals (collectively, the “Liquidation Proposal”):

1.	To Approve a Plan of Liquidation with Regard to the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund

2.	To Transact Such Other Business as May Properly Come Before the Meeting

You are receiving this Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a “Contract”) issued by the insurance companies that offer the Funds as underlying investment options (the “Participating Insurance Companies”) and have allocated a portion of your contract value to one or more of the Funds (each, a “Contract Owner”). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund or Funds attributable to your Contract should be voted at the Meeting as though you are a direct shareholder of those Funds. The Participating Insurance Company that issued your Contract will furnish this Proxy Statement to the Contract Owners participating in their separate accounts that have allocated a portion of their contract values to one or more of the Funds (i.e., own shares of the Funds to be voted at the Meeting), and will solicit voting instructions from those Contract Owners. The Participating Insurance Companies will vote the shares attributable to the applicable Funds at the Meeting in accordance with the voting instructions received from Contract Owners.

For ease of reference, throughout this Proxy Statement, Contract Owners are also referred to as “shareholders” of the Funds and voting instructions that you are being asked to provide are referred to as a “vote.”

The Trust is soliciting voting instructions from shareholders in connection with the Liquidation Proposal. This Proxy Statement and the accompanying Notice and the voting instruction card were first mailed to shareholders on or about December 21, 2017.

Contract Owners who have selected one or more of the Funds for investment through a Contract have a beneficial interest in the Funds, but do not invest directly in or hold shares of the Funds. Participating Insurance Companies, which use the Funds as funding vehicles, are the record owners of the Funds and have voting power with respect to the shares, but pass any voting rights to Contract Owners. As a shareholder as of the close of business on November 30, 2016 (the “Record Date”), you are entitled to notice of, and to vote at, the Meeting.

If you have any questions about the Liquidation Proposal or about voting, please call AST Fund Solutions, LLC’s information line at 1-800-967-4614.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON FEBRUARY 21, 2017

This Proxy Statement is available at http://www.proxyonline.com/docs/clsfunds.pdf. In addition, shareholders can find important information about the Funds in the annual report, dated December 31, 2015, including financial reports for the fiscal year ended December 31, 2015, and semi-annual report for the period ended June 30, 2016. You may obtain copies of these reports without charge by writing to the Trust, by calling 1-800-888-2461 or at www.guggenheiminvestments.com.

THE LIQUIDATION PROPOSAL
APPROVAL OF A PLAN OF LIQUIDATION

Background

At a meeting held on November 17, 2016, the Board considered and approved a proposal to liquidate the Funds pursuant to a plan of liquidation (the “Plan of Liquidation”), subject to approval by shareholders of each Fund. The Board based its approval on a number of factors, which are summarized below, including the recommendation of Security Investors, LLC (the “Advisor”), the investment adviser of the Funds.

The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation, a form of which is attached hereto as Appendix A. The Plan of Liquidation will become effective with respect to the Funds upon approval by shareholders (or as soon as practicable thereafter), with the liquidation of the Funds to occur on or about February 24, 2017 (the “Liquidation Date”). Prior to the Liquidation Date, each Fund will engage in business and activities for the purposes of winding down its stated business and affairs, which will cause the Fund to increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies.

Subject to approval of the Liquidation Proposal by shareholders, the Funds would be eliminated as an investment option under the Contracts. As described below, if you do not transfer your contract value allocated to the applicable Fund or Funds to another investment option available under your Contract by the Liquidation Date, or if you do not provide transfer instructions to the Participating Insurance Company that issued your Contract prior to the Liquidation Date, the Trust has been informed that the Participating Insurance Company will transfer the liquidation proceeds related to your contract value allocated to the applicable Fund or Funds to a default investment option selected by the Participating Insurance Company, as identified under “Default Investment Options and Transfer Rights” below.

Reasons for the Proposed Liquidation

At a meeting held on November 17, 2016, the Board considered whether it would be appropriate and in the best interests of the Funds and their respective shareholders to liquidate the Funds. After carefully considering information that it believed to be reasonably necessary to reach its conclusion, the Board unanimously approved the liquidation of the Funds and the Plan of Liquidation, as well as the submission of the Plan of Liquidation to Fund shareholders for approval. In evaluating the proposed liquidation of the Funds, the Board considered information provided by the Advisor and other related considerations, including information regarding each Fund’s (i) current and historical asset size, (ii) current and historical investment performance; and (iii) distribution and growth prospects. The Board also considered that the Funds were established in partnership with CLS Investments, LLC (“CLS”), which recently notified the Advisor that it was no longer interested in serving as the investment sub-adviser to the Funds. In this connection, the Board further considered the likelihood that current shareholders of the Funds, the majority of which are CLS advisory clients, would redeem their interests in the Funds in favor of other CLS-advised products. The Board also noted the Funds distribution prospects with a significantly smaller asset base and the probability that the Funds would have limited success attracting new assets and sufficient market interest in the near future. In addition, the Board considered, among other things: (i) the transfer rights of shareholders, as described in this Proxy Statement; (ii) alternatives to liquidation, such as a merger or a transfer of assets, and the Advisor’s recommendation that the Board approve the liquidation of the Funds; and (iii) the liquidation (and transfers of contract values) should not be a taxable event to shareholders. The Board also took into account that pursuant to the proposed Plan of Liquidation, the Advisor would bear certain expenses associated with the liquidation of the Funds as explained under the section entitled “Cost of the Solicitation/Liquidation” below.

Accordingly, in light of all of the facts and circumstances and in the exercise of its business judgment, the Board unanimously approved the submission of the Plan of Liquidation to shareholders for their approval and determined that liquidating the Funds would be in the best interests of the Funds and their respective shareholders. The Board recommends that shareholders approve the Plan of Liquidation.

Although shareholder approval is not necessary to liquidate the Funds under the Trust’s organizational documents, shareholder approval of the Plan of Liquidation is solicited to meet applicable regulatory requirements with respect to the transfer of contract values allocated to the Funds to another investment option available under the Contracts.

Plan of Liquidation

If the Plan of Liquidation is approved by shareholders, the Funds will liquidate in accordance with the terms and conditions of the Plan of Liquidation. The liquidation of each Fund will involve, among other things, (i) the cessation of the Fund’s business, which will include departing from its stated investment objective, strategies and policies as it prepares to distribute its remaining assets to shareholders, (ii) converting the Fund’s portfolio securities and other assets into cash, cash equivalents or other liquid assets, (iii) payment of its known and reasonably ascertainable debts, (iv) the distribution of a liquidating distribution of the Fund’s remaining assets in cash, in-kind or a combination of both, ratably according to the number of shares of each shareholder as of the close of business on the Liquidation Date, and (v) otherwise winding-up the Fund’s business and affairs. Until such time as the Funds are liquidated, each Fund will continue to pay its contractual fees and operating expenses, subject to its current expense limitation agreement.

If the Plan of Liquidation is not approved, the Board will consider other actions that may be taken with respect to the Funds, including, without limitation, potentially a merger or a transfer of assets or the repositioning of the Funds’ principal investment strategies.

The Plan of Liquidation is not expected to affect the value of your interest in your Contract, although shareholders may bear increased transaction costs incurred in connection with the disposition of the Funds’ portfolio securities and other assets.

Default Investment Options and Transfer Rights. As soon as practicable on or after the Liquidation Date, each Fund will send to the applicable Participating Insurance Companies, on behalf of a shareholder who has not yet transferred his or her contract value, liquidation proceeds equal to the shareholder’s proportionate interest in the remaining assets of the Fund. The liquidation proceeds will be reinvested by the Participating Insurance Companies on behalf of the Contract Owners in an alternative investment option available under their Contract pursuant to instructions received from the Contract Owner. The Trust has been informed that, if no voting instructions are received, the proceeds will be reinvested on behalf of the Contract Owner in a default investment option until other instructions are received, as follows:

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If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by First Security Benefit Life Insurance and Annuity Company of New York or by Security Benefit Life Insurance Company, your contract value will be reinvested in the Rydex Variable Trust - U.S. Government Money Market Fund or AIM Variable Insurance Funds (Invesco

Variable Insurance Funds) - Invesco V.I. Government Money Market Fund (Series II shares), depending upon the investment options available to you under your Variable Contract.

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If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by Jefferson National Life Insurance Company, your contract value will be reinvested in the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Government Money Market Fund (Series I shares).

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If you are a participant in a registered group annuity contract or you hold an individual annuity contract issued by Nationwide Life Insurance Company, your contract value will be reinvested in the Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II Shares).

Shareholders should consult the prospectus applicable to their Contract (issued by, and available from, their Participating Insurance Company) or contact their Participating Insurance Company for more information regarding their transfer rights and alternative investment options, including any default investment option, and how to deliver investment instructions to their Participating Insurance Company.

Neither the Board, the Funds nor the Advisor had any role in selecting the default investment options.

Tax Consequences. The liquidation and transfer of contract values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Contract Owners, subject to the continued compliance through the Liquidation Date or transfer of contract values of both the Funds and the Participating Insurance Companies with the applicable U.S. federal income tax rules governing such arrangements.

For information on U.S. federal income taxation with respect to a Contract, including the impact of transfers of contract values in anticipation or subsequent to the Funds’ proposed liquidation, please refer to the Contract prospectus or contact the Participating Insurance Company that issued your Contract. Contract Owners are urged to consult their tax advisors with specific reference to their own tax situations.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THE LIQUIDATION PROPOSAL.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than as set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Investment Adviser

Security Investors, LLC, with its principal place of business located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the investment adviser to the Funds. The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federal registered investment adviser since 1971. The Advisor does business as Guggenheim Investments. The Advisor is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC, a global, diversified financial services firm. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC. The Advisor is an affiliate of Security Benefit Life Insurance Company (“SBL”), which is a Participating Insurance Company.

Investment Sub-Adviser

CLS Investments LLC, with its principal place of business located at 17605 Wright Street, Omaha, Nebraska, 68130, serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio. CLS has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989, and, as of December 31, 2015, manages approximately $6.4 billion in assets. CLS manages the day-to-day investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. CLS is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC (“NorthStar”), a Nevada limited liability company. NorthStar’s voting interests are controlled 50% by Michael Miola and 50% by members of the family of the late Patrick Clarke, co-founder of NorthStar.

Principal Underwriter/Distributor

Guggenheim Funds Distributors, LLC (the “Distributor”), an affiliate of the Advisor, serves as principal underwriter for the Funds. The principal business address of the Distributor is 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

Administrator

MUFG Investor Services (US), LLC (formerly, Rydex Fund Services, LLC) (“MUFG Investor Services”) serves as the Funds’ administrator and is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. In addition, MUFG Investor Services serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency and service agreement with the Trust.

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which also contains other information about the Funds.

Share Ownership. To the Trust’s knowledge, the Trustees and officers of the Trust did not own in the aggregate 1% or more of the outstanding shares of the Funds as of the Record Date.

As of the Record Date, each Fund had the following number of shares outstanding and entitled to vote at the Meeting:

Fund	Number of Shares Outstanding
Global Diversified Equity Fund	371,344
Growth and Income Fund	429,319
Global Growth Fund	127,564

As of the Record Date, the following shareholders owned of record or beneficially five percent or more of the shares of the Funds:

Fund	Percentage of Fund Owned	Name and Address
Global Diversified Equity Fund	76.74%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
	16.71%	Nationwide Insurance Company One Nationwide Plaza Columbus, OH 43215
Growth and Income Fund	68.98%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
	25.20%	Nationwide Insurance Company One Nationwide Plaza Columbus, OH 43215
Global Growth Fund	50.94%	Nationwide Insurance Company One Nationwide Plaza Columbus, OH 43215
	45.86%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about December 21, 2016, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Advisor or its affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. To the extent applicable and practicable, arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Solicitation/Liquidation. The cost of retaining AST Fund Solutions, LLC will be borne by the Advisor or its affiliates. The estimated cost of retaining AST Fund Solutions, LLC is approximately $9,190. The Advisor will bear these costs as well as the cost of legal and accounting expenses associated with the proposed liquidation. Each Fund, however, will bear the explicit transaction costs associated with the sale or disposition of portfolio holdings of the Fund in connection with the proposed liquidation, which are expected to be immaterial, and the implicit transaction costs built into the price of bonds and other instruments. Quantifying implicit transaction costs, which may be affected by market volatility as well as other factors, is difficult and involves some degree of subjectivity. Although the Advisor will seek to limit transaction costs, they will have an impact on the value of your investment.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote and each fractional share is entitled to a fractional vote. The number of shares of each Fund as to which voting instructions may be provided to the Trust (or a Participating Insurance Company, as applicable) is determined by dividing the Contract Owner’s contract value attributable to the Fund on the Record Date by the net asset value per share of the Fund as of the same date.

Thirty-three and one-third percent (33 1/3%) of the total combined net asset value of the shares of each Fund entitled to vote, represented in person or by proxy, will constitute a quorum for the Meeting and must be present in person or by proxy for the transaction of business at the Meeting with respect to the Fund. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum, but abstentions and “broker non-votes” will not be counted as shares voted (votes cast) with respect to the Liquidation Proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

Each Participating Insurance Company will vote the shares attributable to the applicable Fund or Funds at the Meeting in accordance with the voting instructions received from Contract Owners. The Participating Insurance Companies will use proportional voting to vote on behalf of Contract Owners that do not provide voting instructions and/or for which a proxy card is not properly executed. As a result, the Participating Insurance Companies will vote the shares held in each of its separate accounts for which it has not received timely voting instructions and/or for which a proxy card is not properly executed, in the same proportion as it votes shares held by that separate account for which it has received timely and properly executed voting instructions. If no voting instructions are received timely for the shares held in a separate account, the Participating Insurance Companies will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Because the Participating Insurance Companies use proportional voting, the presence of the Participating Insurance Companies at the Meeting shall be sufficient to constitute a quorum for the transaction of business at the Meeting.

The Meeting may be adjourned for any reason consistent with applicable law and the Trust’s Declaration of Trust and Amended and Restated By-Laws (the “By-Laws”).

The person(s) named as proxies on the enclosed voting instruction card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the Liquidation Proposal. The duly appointed proxies may, in their judgment, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of the Liquidation Proposal requires the vote of a majority of the shares of each Fund entitled to vote. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote. Approval of any other proposal would be subject to the applicable voting requirements as set forth in the Trust’s Declaration of Trust and By-Laws.

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Trust.

Proposals must be received a reasonable time before the Trust begins to print and set the proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their judgment with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President, Chief Executive Officer and Trustee of the Trust

APPENDIX A

RYDEX VARIABLE TRUST

FORM OF PLAN OF LIQUIDATION

This Plan of Liquidation (the “Plan”) concerns the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund (each, a “Fund” and collectively, the “Funds”), each a separate series of Rydex Variable Trust (the “Trust”). The Trust is organized and existing as a statutory trust under the laws of the State of Delaware. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation of the Funds in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration of Trust and Amended and Restated Bylaws (the “Organizational Documents”). All references in this Plan to action taken by the Funds shall be deemed to refer to action taken by the Trust on behalf of the Funds.

WHEREAS, Security Investors, LLC (the “Advisor”) has recommended to the Board of Trustees of the Trust (the “Board”) that the Funds be liquidated; and

WHEREAS, pursuant to Section 2.05 of the Declaration of Trust, the Board has full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of the shareholders of any series of the Trust, to abolish any one or more series as the Trustees may deem desirable; and

WHEREAS, the Board has considered the impact on each Fund’s shareholders of the liquidation of the Fund; and

WHEREAS, the Board, at a meeting held on November 17, 2016, has determined that the liquidation of each Fund is advisable and in the best interests of the shareholders of that Fund, has considered and approved this Plan as the method of accomplishing such actions, and has authorized submitting the proposal to liquidate each Fund to shareholders of each respective Fund;

NOW THEREFORE, the liquidation of the Funds shall be carried out in the manner set forth herein:

1.
Effective Date of Plan. This Plan shall be and become effective, with respect to each Fund, only upon the adoption and approval of this Plan, by the affirmative vote of a majority of shareholders of such Fund. The day of such adoption and approval is hereinafter called the “Effective Date.”

2.
Liquidation. Consistent with the provisions of this Plan, each Fund shall be liquidated on or about [February 24, 2017] or as promptly thereafter as practicable in accordance with its Organizational Documents, and all applicable law, including but not limited to Sections 331 and 332 of the Code (the “Liquidation”, and the date on which the final liquidating distribution is made, the “Liquidation Date”).

3.
Notice of Liquidation. As soon as reasonable and practicable after the adoption of this Plan, each Fund shall provide notice to its shareholders and other appropriate parties that this Plan has been approved by the Board and that the Fund intends to liquidate its assets.

4.
Cessation of Business. On or before the Liquidation Date, each Fund shall close to new investments and shall cease its regular business as a series of a registered investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, complying with applicable regulatory requirements, and distributing its respective assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities.

5.
Payments of Debts. As soon as reasonable and practicable after the Effective Date, each Fund shall determine and pay in full or discharge, or make reasonable provision to pay or discharge all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund or reasonably ascertainable by the Fund.

6.
Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, the Advisor shall use all commercially reasonable efforts to sell all of each Fund’s portfolio assets for cash no later than the Liquidation Date and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest in. Following the Effective Date and prior to the Liquidation Date, each Fund shall have the authority to engage in such transactions as may be appropriate to complete liquidation with no further approvals by the Board except as required by law.

7.
Liquidating Distribution. On the Liquidation Date, or as soon as reasonable and practicable thereafter, each Fund shall distribute pro rata to its shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Following the Liquidation Date, if the Fund receives any assets or monies or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record as of the Liquidation Date, on a pro rata basis, in such manner as the Board or, subject to the direction of the Board, the Fund’s officers shall deem appropriate. Any such monies or the assets not so distributed may disposed of as the Board shall determine in its sole discretion to be appropriate under the circumstances.

8.
Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, each Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, each Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 8 as having been paid out as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 7. Finally, a Fund’s officers are permitted to effectuate and utilize consent dividends, to the extent permitted under the Code, in such amounts as may be determined by such officers to distribute out all amounts necessary to minimize or eliminate income and excise taxes ending at or prior to the Liquidation Date.

9.
Expenses Incurred in Connection with this Plan. The Advisor will bear the costs incurred in by each Fund in connection with the implementation of the Plan, other than transaction costs associated with the liquidation of the Fund's portfolio. Notwithstanding the foregoing, each Fund will continue to bear its operating expenses through and including the Liquidation Date.

10.
Restriction on Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of each Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date. On the Liquidation Date, the books of each Fund shall be closed. Thereafter, unless the books are reopened because this Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the shareholders’ respective interests in the Funds’ assets shall not be transferable.

11.
Power of Board of Trustees. The Board and, subject to the direction of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including the creation of a liquidating trust for the benefit of shareholders as of the Liquidation Date and the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement this Plan. The death, resignation or disability of any Trustee or any Officer of the Trust shall not impair the authority of the surviving or remaining Trustees or Officers to exercise any of the powers provided for in this Plan.

12.
Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of this Plan as may be necessary or appropriate to effect the marshaling of Fund assets and the complete liquidation and termination of the existence of the Funds, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware and the purposes to be accomplished by this Plan. The Board may abandon this Plan at any time with respect to the Funds if it determines that abandonment would be advisable and in the best interest of the Funds and their shareholders.

GUGGENHEIM

VOTING INFORMATION FORM

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 800-967-4614 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

Global Diversified Equity Fund
RYDEX VARIABLE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2017

The undersigned hereby instructs the above-referenced Insurance Company or Qualified Plan (the “Plan”), through which the undersigned owns shares of the Global Diversified Equity Fund (the “Fund”), a separate series of Rydex Variable Trust, to vote shares of the Fund held through such Insurance Company or Plan for which the undersigned is entitled to give voting instructions, at a Special Meeting of Shareholders of the Fund to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 21, 2017 at 1:00 p.m. Central Time, and any postponements or adjournments thereof (the “Meeting”). The Insurance Company or Plan will vote shares attributable to your variable annuity contract or variable life insurance policy (each, a “Policy”) or Plan account (“Account”) as indicated by the undersigned on the reverse side, or if no direction is indicated, the Insurance Company or Plan will vote shares attributable to your Policy or Account, respectively, “FOR” the proposal described on the reverse side (the “Proposal”). With respect to those shares for which no proxy instructions have been received by the Insurance Company or Plan on or before February 21, 2017, the Insurance Company or Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 800-967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 21, 2017.

The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/clsfunds.pdf

VOTING INFORMATION FORM

VOTING INFORMATION FORM
Global Diversified Equity Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

By signing and dating above, you instruct the Insurance Company or Plan to vote shares of the Fund attributable to your Policy or Account, respectively, at the Meeting. When properly executed, this Proxy will be voted as indicated or as “FOR” the Proposal if no choice is indicated. The Proxy will be voted in accordance with the proxy holders’ judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve a Plan of Liquidation with Regard to the Global Diversified Equity Fund.	○	○	○
2.	To Transact Such Other Business as May Properly Come Before the Meeting.

THANK YOU FOR VOTING

TAG ID:     BAR CODE     CUSIP:

Growth and Income Fund
RYDEX VARIABLE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2017

The undersigned hereby instructs the above-referenced Insurance Company or Qualified Plan (the “Plan”), through which the undersigned owns shares of the Growth and Income Fund (the “Fund”), a separate series of Rydex Variable Trust, to vote shares of the Fund held through such Insurance Company or Plan for which the undersigned is entitled to give voting instructions, at a Special Meeting of Shareholders of the Fund to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 21, 2017 at 1:00 p.m. Central Time, and any postponements or adjournments thereof (the “Meeting”). The Insurance Company or Plan will vote shares attributable to your variable annuity contract or variable life insurance policy (each, a “Policy”) or Plan account (“Account”) as indicated by the undersigned on the reverse side, or if no direction is indicated, the Insurance Company or Plan will vote shares attributable to your Policy or Account, respectively, “FOR” the proposal described on the reverse side (the “Proposal”). With respect to those shares for which no proxy instructions have been received by the Insurance Company or Plan on or before February 21, 2017, the Insurance Company or Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 800-967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 21, 2017.

The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/clsfunds.pdf

TAG ID:     BAR CODE     CUSIP:

VOTING INFORMATION FORM
Growth and Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

By signing and dating above, you instruct the Insurance Company or Plan to vote shares of the Fund attributable to your Policy or Account, respectively, at the Meeting. When properly executed, this Proxy will be voted as indicated or as “FOR” the Proposal if no choice is indicated. The Proxy will be voted in accordance with the proxy holders’ judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve a Plan of Liquidation with Regard to the Growth and Income Fund.	○	○	○
2.	To Transact Such Other Business as May Properly Come Before the Meeting.

THANK YOU FOR VOTING

TAG ID:     BAR CODE     CUSIP:

Global Growth Fund
RYDEX VARIABLE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2017

The undersigned hereby instructs the above-referenced Insurance Company or Qualified Plan (the “Plan”), through which the undersigned owns shares of the Global Growth Fund (the “Fund”), a separate series of Rydex Variable Trust, to vote shares of the Fund held through such Insurance Company or Plan for which the undersigned is entitled to give voting instructions, at a Special Meeting of Shareholders of the Fund to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 21, 2017 at 1:00 p.m. Central Time, and any postponements or adjournments thereof (the “Meeting”). The Insurance Company or Plan will vote shares attributable to your variable annuity contract or variable life insurance policy (each, a “Policy”) or Plan account (“Account”) as indicated by the undersigned on the reverse side, or if no direction is indicated, the Insurance Company or Plan will vote shares attributable to your Policy or Account, respectively, “FOR” the proposal described on the reverse side (the “Proposal”). With respect to those shares for which no proxy instructions have been received by the Insurance Company or Plan on or before February 21, 2017, the Insurance Company or Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 800-967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 21, 2017.

The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/clsfunds.pdf

TAG ID:     BAR CODE     CUSIP:

VOTING INFORMATION FORM
Global Growth Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

By signing and dating above, you instruct the Insurance Company or Plan to vote shares of the Fund attributable to your Policy or Account, respectively, at the Meeting. When properly executed, this Proxy will be voted as indicated or as “FOR” the Proposal if no choice is indicated. The Proxy will be voted in accordance with the proxy holders’ judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve a Plan of Liquidation with Regard to the Global Growth Fund.	○	○	○
2.	To Transact Such Other Business as May Properly Come Before the Meeting.

THANK YOU FOR VOTING

TAG ID:     BAR CODE     CUSIP:

GUGGENHEIM

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 800-967-4614 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910 1

Global Diversified Equity Fund
RYDEX VARIABLE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2017

The undersigned hereby appoint(s) Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Global Diversified Equity Fund (the “Fund”), a separate series of Rydex Variable Trust, to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 21, 2017 at 1:00 p.m. Central Time, and any postponements or adjournments thereof (the “Meeting”).

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 800-967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 21, 2017.
The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/clsfunds.pdf

Global Diversified Equity Fund
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST AND THE PROPOSAL SET FORTH BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposal described below. In his/her judgment, the proxies listed on the reverse side of this Proxy Card are authorized to vote upon such other matters as may properly come before the Meeting.

THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve a Plan of Liquidation with Regard to the Global Diversified Equity Fund.	○	○	○
2.	To Transact Such Other Business as May Properly Come Before the Meeting.

THANK YOU FOR VOTING

TAG ID:    BAR CODE    CUSIP:

Growth and Income Fund
RYDEX VARIABLE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2017

The undersigned hereby appoint(s) Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Growth and Income Fund (the “Fund”), a separate series of Rydex Variable Trust, to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 21, 2017 at 1:00 p.m. Central Time, and any postponements or adjournments thereof (the “Meeting”).

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 800-967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 21, 2017.
The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/clsfunds.pdf

TAG ID:    BAR CODE    CUSIP:

Growth and Income Fund
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST AND THE PROPOSAL SET FORTH BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposal described below. In his/her judgment, the proxies listed on the reverse side of this Proxy Card are authorized to vote upon such other matters as may properly come before the Meeting.

THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve a Plan of Liquidation with Regard to the Growth and Income Fund.	○	○	○
2.	To Transact Such Other Business as May Properly Come Before the Meeting.

THANK YOU FOR VOTING

TAG ID:    BAR CODE    CUSIP:

Global Growth Fund
RYDEX VARIABLE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2017

The undersigned hereby appoint(s) Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Global Growth Fund (the “Fund”), a separate series of Rydex Variable Trust, to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 21, 2017 at 1:00 p.m. Central Time, and any postponements or adjournments thereof (the “Meeting”).

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 800-967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 21, 2017.
The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/clsfunds.pdf

TAG ID:    BAR CODE    CUSIP:

Global Growth Fund
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST AND THE PROPOSAL SET FORTH BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposal described below. In his/her judgment, the proxies listed on the reverse side of this Proxy Card are authorized to vote upon such other matters as may properly come before the Meeting.

THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve a Plan of Liquidation with Regard to the Global Growth Fund.	○	○	○
2.	To Transact Such Other Business as May Properly Come Before the Meeting.

THANK YOU FOR VOTING

TAG ID:    BAR CODE    CUSIP: